Exhibit 4.1

Second AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This SEcond AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of May 6, 2025, by and among Regency Centers, l.p., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), REGENCY CENTERS CORPORATION, a corporation formed under the laws of the State of Florida (the “Parent”), each of the Lenders party hereto, and Wells Fargo Bank, National Association, as Administrative Agent (together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Issuing Banks, the Administrative Agent and certain other parties have entered into that certain Sixth Amended and Restated Credit Agreement dated as of January 18, 2024 (as amended by that certain First Amendment to Sixth Amended and Restated Credit Agreement dated as of July 8, 2024 and as further amended and in effect immediately prior to the effectiveness of this Amendment, the “Existing Credit Agreement”); and

WHEREAS, the Parent, the Borrower, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Existing Credit Agreement on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. Upon the satisfaction of each of the conditions set forth in Section 2 of this Amendment, the parties hereto agree that the Existing Credit Agreement is amended as follows (the Existing Credit Agreement as amended by this Amendment shall be referred to herein as the “Amended Credit Agreement”):

(a)
Section 1.1 of the Existing Credit Agreement is amended by adding the following sentence to the end of the definition of “Indebtedness” set forth therein:

“Indebtedness shall not include any Permitted Warrant Transactions except to the extent it is required to be settled in cash.”

(b)
The Existing Credit Agreement is amended by adding the following definitions to Section 1.1 thereof in the appropriate alphabetical order:

“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) relating to the common stock of Parent (or other securities or property following a merger event or other change of the common stock of Parent) purchased by Borrower or Parent in connection with the issuance of any Convertible Notes and as may be amended in accordance with its terms (provided that any such amendment shall not cause the transaction to no longer be a Permitted Bond Hedge Transaction) and settled in common shares of Parent (or such other securities or property), cash or a combination thereof; provided that the purchase price for such Permitted Bond Hedge Transactions, less the proceeds received by Parent from the sale of any related Permitted Warrant Transactions, does not exceed the net proceeds received by the Borrower from the issuance of the Convertible Notes in connection with such Permitted Bond Hedge Transaction.

“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to common stock of Parent (or other securities or property following a merger event or other change of the common stock of Parent) sold by Parent substantially concurrently with any purchase by the Borrower or Parent of a related Permitted Bond Hedge Transaction as may be amended in accordance with its terms (provided that any such amendment shall not cause the transaction to no longer be a Permitted Warrant Transaction) and settled in common shares of Parent (or such other securities or property), cash or a combination thereof, and the performance by Parent of its obligations thereunder.

(c)
The Existing Credit Agreement is amended by restating the Section 2.08(a) thereof in its entirety as follows:

(a) Optional. Subject to Section 4.4., the Borrower may prepay any Loan (other than a Bid Rate Loan) at any time without premium or penalty. Except as required to comply with the provisions of Section 2.8.(b)(ii), a Bid Rate Loan may only be prepaid with the prior written consent of the Lender holding such Bid Rate Loan. The Borrower shall give the Administrative Agent prior written notice of the prepayment of any Loan on or prior to 12:00 noon Eastern Time on the date of such repayment (which shall be a Business Day, or, in the case of the prepayment of any SOFR Loans, a U.S. Government Securities Business Day). All payments made pursuant to this clause (a) shall be made in Dollars, in immediately available funds, without setoff, deduction or counterclaim, to the Administrative Agent at the Principal Office, not later than 3:00 p.m. Eastern time on the date stipulated therefor in the written notice of prepayment. Each voluntary prepayment of Loans shall be in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess thereof, or the outstanding principal balance of such Loan, if less.

(d)
The Existing Credit Agreement is amended by restating Section 8.5(b) in its entirety as follows:

(b) Notwithstanding anything to the contrary herein, documents required to be delivered pursuant to Article II. may be delivered (i) electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Borrower by the Administrative Agent or (ii) by e-mail; provided that any document or notice delivered by the Borrower through e-mail shall include an executed copy of any applicable Exhibit form or other form document required under Article II. as an attachment thereto.

(e)
The Existing Credit Agreement is amended by restating the Section 9.10 thereof in its entirety as follows:

Section 9.10. Derivatives Contracts.

Neither the Parent nor the Borrower shall, and neither the Parent nor the Borrower shall permit any other Loan Party or any other Subsidiary to, enter into or become obligated in respect of Derivatives Contracts other than (i) Derivatives Contracts entered into by the Parent, the Borrower, any such Loan Party or any such Subsidiary in the ordinary course of business and which establish an effective hedge in respect of liabilities, commitments or assets held or reasonably anticipated by the Parent, the Borrower, such other Loan Party or such other Subsidiary, (ii) to the extent constituting a “Derivatives Contract”, convertible or exchangeable notes or similar instruments issued by the Parent, the Borrower or their Subsidiaries evidencing Indebtedness (such notes or similar instruments, “Convertible Notes”) that include an option or requirement to convert or exchange such instrument, in whole or in part, into or for Equity Interests of the Parent and/or cash in an amount determined by reference to the price of such Equity Interests at a future date and that may be discharged, converted, exchanged, prepaid, repurchased or redeemed by (x) delivery of the Parent’s Equity Interests and/or (y) payments in cash, in whole or in part, so long as, at the time of the issuance of such Convertible Notes and after giving pro forma effect thereto, the Parent and the Borrower are in compliance with the financial covenants set forth in Section 9.1 with respect to the fiscal period most recently ended for which financial statements were required to be delivered hereunder; and (iii) any (x) Permitted Bond Hedge Transactions and/or (y) Permitted Warrant Transactions.

(f)
The Existing Credit Agreement is amended by restating clauses (ii) and (iii) in Section 10.1(d) thereof in their entirety as follows:

(ii) (x) The maturity of any Material Indebtedness shall have been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Material Indebtedness or (y) any Material Indebtedness shall have been required to be prepaid or repurchased prior to the stated maturity thereof, other than, in the case of clause (y), Convertible Notes which are prepaid, repurchased, redeemed, converted or exchanged in accordance with the terms thereof prior to their maturity, and not in any case as a result of any breach or violation of the terms of such Convertible Notes; or

(iii) Any other event shall have occurred and be continuing which would permit any holder or holders of any Material Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person, to accelerate the maturity of any such Material Indebtedness or require any such Material Indebtedness to be prepaid or repurchased prior to its stated maturity, provided that any requirement for notice or lapse of time or any other condition has been satisfied, other than Convertible Notes which are prepaid, repurchased, redeemed, converted or exchanged in accordance with the terms thereof and not in any case as a result of any breach or violation of the terms of such Convertible Notes; or

(g)
The Existing Credit Agreement is amended by amending Section 12.1 by adding the phrase “e-mailed,” immediately following the phrase “shall be in writing and shall be mailed,”.

(h)
Section 12.1 of the Existing Credit Agreement is amended by restating the second sentence thereof in its entirety as follows:

All such notices and other communications shall be effective (i) if mailed, upon the first to occur of receipt or the expiration of three (3) days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of the Borrower or the Administrative Agent, the Issuing Banks and the Lenders at the addresses specified; (ii) if e-mailed, upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that, if such e-mail is not sent during normal business hours of the recipient, such e-mail shall be deemed to have been sent at the opening of business of the next business day of the recipient; (iii) if telecopied, when transmitted; (iv) if hand delivered or sent by overnight courier, when delivered; or (v) if delivered in accordance with Section 8.5. to the extent applicable; provided, however, that, in the case of the immediately preceding clauses (i), (ii), (iii) and (iv), non-receipt of any communication as of the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) a counterpart of this Amendment duly executed by the Borrower, the Parent, the Administrative Agent and each of the Requisite Lenders; and

(b) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Representations. Each of the Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization. Each of the Parent and Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Amended Credit Agreement in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of each of the Parent and the Borrower and each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of the Parent and the Borrower enforceable against the Parent and the Borrower in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein and as may be limited by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery by each of the Parent and the Borrower of this Amendment and the performance by the Parent and the Borrower of this Amendment and the Amended Credit Agreement in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under (1) the organizational documents of the Parent, the Borrower or any other Loan Party, or (2) any indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound, the violation of which indenture, agreement or other instrument could reasonably be expected to have a Material Adverse Effect; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Parent, the Borrower or any other Loan Party, other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Parent and Borrower. Each of the Parent and the Borrower hereby reaffirms that the representations and warranties made or deemed made by the Parent, the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Amended Credit Agreement or the other Loan Documents.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Amended Credit Agreement. This Amendment shall constitute a Loan Document.

Section 6. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Existing Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated, unless otherwise specifically stated herein.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Existing Credit Agreement.

Section 12. Reaffirmation of Guaranty. The Parent hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under that certain Fourth Amended and Restated Guaranty dated as of January 18, 2024 (the “Guaranty”) to which the Parent is a party, and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of the Parent thereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Sixth Amended and Restated Credit Agreement to be executed as of the date first above written.

BORROWER:

REGENCY CENTERS, L.P., a Delaware limited partnership

By:	REGENCY CENTERS CORPORATION, a Florida corporation, its general partner

By:
Name: Its:

PARENT:

REGENCY CENTERS CORPORATION, a Florida corporation

By:
Name: Its:

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Sixth Amended and Restated Credit Agreement for Regency Centers, L.P.]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:

Name:

Title:

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Sixth Amended and Restated Credit Agreement for Regency Centers, L.P.]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:

Name:

Title:

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Sixth Amended and Restated Credit Agreement for Regency Centers, L.P.]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:

Name:

Title:

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Sixth Amended and Restated Credit Agreement for Regency Centers, L.P.]

TRUIST BANK, as a Lender

By:

Name:

Title:

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Sixth Amended and Restated Credit Agreement for Regency Centers, L.P.]

REGIONS BANK, as a Lender

By:

Name:

Title:

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BANK OF AMERICA, N.A., as a Lender

By:

Name:

Title:

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JPMORGAN CHASE BANK, N.A., as a Lender

By:

Name:

Title:

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MIZUHO BANK, LTD., as a Lender

By:

Name:

Title:

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Sixth Amended and Restated Credit Agreement for Regency Centers, L.P.]

TD BANK, NA, as a Lender

By:

Name:

Title:

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BMO HARRIS BANK N.A., as a Lender

By:

Name:

Title:

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BANK OF NEW YORK MELLON, as a Lender

By:

Name:

Title:

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Sixth Amended and Restated Credit Agreement for Regency Centers, L.P.]

THE BANK OF NOVA SCOTIA, as a Lender

By:

Name:

Title:

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Sixth Amended and Restated Credit Agreement for Regency Centers, L.P.]

ROYAL BANK OF CANADA, as a Lender

By:

Name:

Title: